UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Interpace Diagnostics Group, Inc. (the “Company”) press release dated September 20, 2017 related to written notice received from the Listing Qualifications department of The NASDAQ Capital Market. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Events

On September 18, 2017, the Company received written notice (the “Letter”) from the Listing Qualifications department (the “Staff”) of The NASDAQ Capital Market notifying the Company that the Staff has determined that since the Company has appointed Dr. Felice Schnoll-Sussman to its Board of Directors and audit committee, it has regained compliance with Listing Rule 5605(c)(2). The Letter also stated that the matter related to Listing Rule 5605(c)(2), previously disclosed by the Company in its Current Report on Form 8-K filed October 13, 2016, has been closed.

The foregoing description is qualified in its entirety by reference to the full text of the Letter, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated September 20, 2017 (furnished pursuant to Item 7.01).
99.2	Written Notice, dated September 18, 2017, from the Listing Qualifications Department of The Nasdaq Stock Market LLC (filed herewith pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: September 20, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 20, 2017 (furnished pursuant to Item 7.01).
99.2	Written Notice, dated September 18, 2017, from the Listing Qualifications Department of The Nasdaq Stock Market LLC (filed herewith pursuant to Item 8.01).